                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                JANUARY 30, 2003


                            JANUS CAPITAL GROUP INC.
               (Exact name of company as specified in its charter)


          DELAWARE                  001-15253                 43-1804048
----------------------------    ------------------   ---------------------------
(State or other jurisdiction     (Commission file           (IRS Employer
      of incorporation)              number)            Identification Number)

                               100 FILLMORE STREET
                             DENVER, COLORADO 80206
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code
                                 (303) 691-3905



             Stilwell Financial Inc., 920 Main Street, 21st Floor,
                          Kansas City, Missouri 64105
          (Former name or former address if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          Exhibit No.                     Document
          -----------                     --------
             99.1     News release issued by Janus Capital Group Inc., dated January
                      30, 2003, reporting Janus' fourth quarter and year-end 2002 earnings, is attached hereto as Exhibit 99.1.




ITEM 9.    REGULATION FD DISCLOSURE

            Janus is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Janus news release, dated January 30, 2003, that reports Janus' financial results for the fourth quarter and year-end December 31, 2002.

            The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


                                                                          Page 2
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Janus Capital Group Inc.


Date: January 31, 2003                    By:      /s/ Loren M. Starr
                                             -----------------------------------
                                                     Loren M. Starr
                                                    Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX


          Exhibit No.                     Document
          -----------                     --------
             99.1     News release issued by Janus Capital Group Inc., dated January
                      30, 2003, reporting Janus' fourth quarter and year-end 2002 earnings, is attached hereto as Exhibit 99.1.